Exhibit 10.48

Symantec Outsourced NAM Renewals

SOW AMENDMENT TWO (2)

This Amendment Two (“Amendment 2”) to the Symantec Outsourced NAM Renewals SOW dated April 1, 2008 and as amended September 17, 2009 (“SOW”), between Rainmaker Systems Inc. (“Rainmaker”) and Symantec Corporation (“Symantec”) makes changes, set forth below, to the parties’ obligations and responsibilities set forth in the SOW.

This Amendment is effective April 1, 2010. All the Terms of the SOW are incorporated herein. In the event of a conflict or inconsistency between the terms of the SOW and this Amendment 2, the provisions of the Amendment will prevail. All other terms in the SOW shall remain in effect.

The parties hereby agree to amend the SOW as follows:

Section: Commencement/Timeline/Territory

The new expiration date shall be March 31, 2012.

Section: Pricing

1.	**** revenue share extended to March 31, 2012 and effective April 1, 2010 the Channel Facilitation Fee **** shall be:

****

****

****

****

2.	Effective April 1, 2010, telesales/telesales management of rescue margin retention will be **** and extended to March 31, 2012

3.	All other pricing terms shall be extended until March 31, 2012

Section 2: Data Management Services (Under Detailed Scope of Work)

Add following Sections:

2.11.	Rainmaker will manage data loading, exception handling and marketing notification process as outlined in Appendix V. Provider provide the proper audits and controls to monitor this process.

2.12	Reports denoted in Appendix V are provided to Symantec as follows:

•

Reject Record Report is made available to Symantec monthly to resolve and resend data for provider to attempt to load. The process for loading follows the same process in Appendix V and considered an exception data load process.

•	Monthly Tie Back Report is available to Symantec upon request.

•	Monthly Reseller Opportunity Reports are available to Symantec upon request.

[****]=Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Add Appendix V: Data Load and Marketing Response Management Process

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ACKNOWLEDGED AND AGREED BY THE PARTIES:

Signed for and on behalf of Symantec Corporation by its authorized signatory:

/s/ MARK RICHARDS

Date:

Signed for and on behalf of Rainmaker Systems Inc. by its authorized signatory:

/s/ STEVE VALENZUELA

Date: 2/24/10

[****]=Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.